UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 30, 2009
BUILDERS FIRSTSOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569

(Commission File Number)	(IRS Employer Identification No.)
2001 BRYAN STREET, SUITE 1600, DALLAS, TEXAS 75201
(Address of Principal Executive Offices, Including Zip Code)
(214) 880-3500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “Form 10-Q”), we announced our intent to exit the entire Ohio market in the second quarter of 2009 based upon several factors including the unfavorable conditions that affect our industry and a poor competitive position which prevented us from generating profitable results. The cessation of operations in this market has been treated as a discontinued operation as it had distinguishable cash flow and operations that have been eliminated from our ongoing operations. As a result, the operating results of the Ohio market for the current and prior years have been aggregated and reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006. We are required to reclassify previously reported prior period financial statements to reflect the discontinued operations on a basis comparable to the current presentation. Accordingly, we are required to update the financial statements included in our Annual Report on Form 10-K for the year-ended December 31, 2008 to reflect the discontinued operations and the impact of any financial accounting standards that were adopted subsequent to our filing date which required retrospective application. We are providing certain financial information that has been revised in advance of us filing a Registration Statement on Form S-3 in connection with the proposed common stock rights offering and debt exchange transaction previously announced on October 23, 2009. The historical financial information included herein has been revised and updated from its original presentation to incorporate the following:
•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data
     The updated information included in this Current Report on Form 8-K is presented in connection with the transaction described above and does not constitute a restatement of previously issued financial information. The information contained in this Current Report on Form 8-K is presented as of December 31, 2008 and, except as indicated above, this information has not been updated to reflect financial results subsequent to that date or any other changes since the date of our Annual Report on Form 10-K for the year ended December 31, 2008. There is no change to our previously reported consolidated financial condition or cash flows. This filing should be read together with our other filings with the Securities and Exchange Commission subsequent to the filing of the Annual Report on Form 10-K for the year ended December 31, 2008. Information in such reports and documents updates and supersedes certain information contained in this document.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.
CAUTIONARY NOTICE
Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about expected market share gains, plans to reduce costs, future conditions in the housing or credit markets, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this report was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s growth strategies, including market share gains, potential acquisitions, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices, credit markets and the economy.  Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent filing on Form 10-K with the Securities and Exchange Commission. Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President, Chief Financial Officer

     Dated: October 30, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data for the years ended December 31, 2008, 2007 and 2006 (Part II — Items 6, 7 and 8 of the Company’s Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 2, 2009).

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